UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 11, 2011

OPTICAL CABLE CORPORATION

(Exact name of registrant as specified in its charter)

Virginia	000-27022	54-1237042
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

5290 Concourse Drive Roanoke, VA		24019
(Address of principal executive offices)		(Zip Code)

(540) 265-0690

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement

Item 9.01	Financial Statements and Exhibits

Signatures

Exhibits

Item 1.01.	Entry into a Material Definitive Agreement.

On April 11, 2011 Optical Cable Corporation entered into an amended and restated employment agreement with Neil D. Wilkin, Jr., the Company’s President and Chief Executive Officer (the “Wilkin Agreement”). The Wilkin Agreement amends and restates the previously existing employment agreement originally effective November 1, 2002, and as previously amended on December 31, 2008, between the Company and Mr. Wilkin.

The initial term of the Wilkin Agreement begins on April 11, 2011 and ends on October 31, 2014. However, on November 1, 2012, and each November 1 thereafter, the term of the Wilkin Agreement is automatically extended by one year unless either party notifies the other in writing thirty days prior to such date(s) that the term shall not be renewed.

Mr. Wilkin’s employment agreement was revised to reflect his current annual base salary of $370,000. The Board of Directors or an appropriate committee thereof, in its discretion, is authorized to increase Mr. Wilkin’s base salary during the term of the agreement.

The Wilkin Agreement provides that Mr. Wilkin is eligible to participate in executive bonus programs, as established from time to time by the Board of Directors, or an appropriate committee thereof. Mr. Wilkin’s employment agreement has been revised to reflect his current annual target bonus opportunity under such executive bonus programs.

Mr. Wilkin is also eligible to participate in grants of long-term equity compensation awarded from time to time to senior executives pursuant to equity participation plans. Grants under such plans are subject to approval by the Board of Directors or an appropriate committee thereof.

Mr. Wilkin will be reimbursed for reasonable and customary business expenses incurred in the conduct of the Company’s business. Such expenses will include business meals, out-of-town lodging, travel expenses, reasonable professional fees and dues.

Mr. Wilkin is entitled to receive under the Company’s Paid Time Off (“PTO”) program (or under any alternative program adopted in the future for vacation and sick time) the greater of (i) 248 hours of time away from work with continued compensation (PTO days) or (ii) the number of hours other similarly positioned employees would be eligible to receive based on years of service. The Company’s PTO program provides for both vacation and sick time off with pay. At the end of each calendar year, Mr. Wilkin shall be entitled to carry-over up to 120 unused PTO hours to the next calendar year.

In the event Mr. Wilkin resigns and terminates his employment without Good Reason (as defined in the Wilkin Agreement), Mr. Wilkin shall thereafter have no right to receive compensation or other benefits under this Agreement.

The Company has the right under the Wilkin Agreement to terminate Mr. Wilkin’s employment at any time for Cause (as defined in the Wilkin Agreement). In the event Mr. Wilkin’s employment under the Wilkin Agreement is terminated for Cause, Mr. Wilkin shall thereafter have no right to receive compensation or other benefits under the Wilkin Agreement.

Except in the event of a Change in Control (as defined in the Wilkin Agreement), in the event Mr. Wilkin’s employment is terminated either by the Company other than for Cause or by Mr. Wilkin for Good Reason (as defined in the Wilkin Agreement), then:

(i) Beginning on the six-month anniversary of the date of Mr. Wilkin’s termination of employment, Mr. Wilkin shall receive a monthly amount equal to one-twelfth ( 1/12) the rate of his annual base salary in effect immediately preceding such termination for twenty-four (24) months.

(ii) Mr. Wilkin shall receive a payment in cash on the date his employment terminates equal to two (2) times the greater of: (y) the amount of the average annual cash bonus paid or payable to him in respect of each of the three (3) fiscal years of the Company prior to the fiscal year in which his employment terminates (or such average over the shorter period of Mr. Wilkin’s employment, if applicable), or (z) the amount of the target bonus opportunity contemplated in the Wilkin Agreement.

(iii) On or before Mr. Wilkin’s last day of employment with the Company, the Company shall pay to Mr. Wilkin a cash amount equal to a pro-rated portion of Mr. Wilkin’s then annual bonus for the fiscal year in which Mr. Wilkin is terminated that is equal to the greater of: (y) the amount of the annual cash bonus earned by him through his date of termination, or (z) the amount of his target bonus opportunity.

(iv) If Mr. Wilkin elects health insurance continuation under COBRA, Mr. Wilkin will receive premium reimbursement at the COBRA rate for up to twenty-four (24) months.

In the event a Change of Control occurs, and Mr. Wilkin’s employment is terminated either by Company other than for Cause or by Mr. Wilkin for Good Reason, in each case within thirty (30) months after the occurrence of such Change of Control, then the Company’s obligations are as follows:

(i) On or before Mr. Wilkin’s last day of employment with the Company, the Company shall pay to Mr. Wilkin a cash amount equal to the aggregate total of a twenty-four (24) month continuation of his annual base salary.

(ii) On or before Mr. Wilkin’s last day of employment with the Company, the Company shall pay to Mr. Wilkin a cash amount equal to two (2) times the greater of: (y) the amount of the average annual cash bonus paid or payable to him in respect of each of the three (3) fiscal years of the Company prior to the fiscal year in which his employment terminates (or such average over the shorter period of Mr. Wilkin’s employment, if applicable), or (z) the amount of his target bonus opportunity.

(iii) On or before Mr. Wilkin’s last day of employment with the Company, the Company shall pay to Mr. Wilkin as compensation for services rendered to the Company a cash amount equal to a pro-rated portion of Mr. Wilkin’s then annual bonus contemplated in the Wilkin Agreement for the fiscal year in which Mr. Wilkin is terminated that is equal to the greater of: (y) the amount of the annual cash bonus earned by him through his date of termination, or (z) the amount of his target bonus opportunity.

(iv) If Mr. Wilkin elects health insurance continuation under COBRA, Mr. Wilkin will receive premium reimbursement at the COBRA rate for up to twenty-four (24) months.

(v) In the event of Mr. Wilkin’s termination of employment, Mr. Wilkin will be entitled to receive reimbursement from the Company for reasonable out-placement service expenses for up to two years.

(vi) Any benefits paid by the Company upon the occurrence of a Change of Control, will be grossed up by the Company as necessary to protect Mr. Wilkin from paying any excise taxes that may result from such benefits.

The severance obligations of the Company to Mr. Wilkin are conditioned upon Mr. Wilkin’s signing a release of claims in a form satisfactory to the Company within sixty (60) days of the date he receives or gives notice of termination of his employment or the date he receives said release of claims from the Company, whichever is later, and upon his not revoking the release of claims thereafter. The severance obligations are further conditioned on Mr. Wilkin’s compliance with all restrictive covenants regarding confidential information, non-competition, non-solicitation and ownership of intellectual property as set forth in the Wilkin Agreement.

The Wilkin Agreement terminates upon death of Mr. Wilkin; provided, however, that in such event the Company shall pay to the estate of Mr. Wilkin his compensation including salary and accrued target bonus, if any, which otherwise would be payable to Mr. Wilkin through the end of the month in which his death occurs.

The Company may terminate Mr. Wilkin’s employment under the Wilkin Agreement, after having established Mr. Wilkin’s disability (as defined in the Wilkin Agreement), by giving to Mr. Wilkin written notice of its intention to terminate his employment for disability and his employment with the Company shall terminate effective on the 120th day after receipt of such notice if within 120 days after such receipt Mr. Wilkin shall fail to return to the full-time performance of the essential functions of his position.

Also on April 11, 2011, Optical Cable Corporation entered into an amended and restated employment agreement with Tracy G. Smith, the Company’s Senior Vice President and Chief Financial Officer (the “Smith Agreement”). The Smith Agreement amends and restates the previously existing employment agreement originally effective December 10, 2004 and as previously amended on December 31, 2008, between the Company and Ms. Smith.

The initial term of the Smith Agreement begins on April 11, 2011 and ends on October 31, 2014. However, on November 1, 2012, and each November 1 thereafter, the term of the Smith Agreement is automatically extended by one year unless either party notifies the other in writing thirty days prior to such date(s) that the term shall not be renewed.

Ms. Smith’s employment agreement was revised to reflect her current annual base salary of $210,000. The President and CEO, subject to Board of Directors review, is authorized to increase Ms. Smith’s base salary during the term of the agreement.

The Smith Agreement provides that Ms. Smith is eligible to participate in executive bonus programs, as established from time to time by the President and CEO. Ms. Smith’s employment agreement has been revised to reflect her current annual target bonus opportunity under such executive bonus programs.

Ms. Smith is also eligible to participate in grants of long-term equity compensation awarded from time to time to senior executives pursuant to equity participation plans. Grants under such plans are subject to approval by the President and CEO and subject to approval by the Board of Directors.

Ms. Smith will be reimbursed for reasonable and customary business expenses incurred in the conduct of the Company’s business. Such expenses will include business meals, out-of-town lodging, travel expenses, reasonable professional fees and dues.

Ms. Smith is entitled to receive under the Company’s Paid Time Off (“PTO”) program (or under any alternative program adopted in the future for vacation and sick time) the greater of (i) 248 hours of time away from work with continued compensation (PTO days) or (ii) the number of hours other similarly positioned employees would be eligible to receive based on years of service. The Company’s PTO program provides for both vacation and sick time off with pay. At the end of each calendar year, Ms. Smith shall be entitled to carry-over up to 120 unused PTO hours to the next calendar year.

In the event Ms. Smith resigns and terminates her employment without Good Reason (as defined in the Smith Agreement), Ms. Smith shall thereafter have no right to receive compensation or other benefits under this Agreement.

The Company has the right under the Smith Agreement to terminate Ms. Smith’s employment at any time for Cause (as defined in the Smith Agreement). In the event Ms. Smith’s employment under the Smith Agreement is terminated for Cause, Ms. Smith shall thereafter have no right to receive compensation or other benefits under the Smith Agreement.

Except in the event of a Change in Control (as defined in the Smith Agreement), in the event Ms. Smith’s employment is terminated either by the Company other than for Cause or by Ms. Smith for Good Reason (as defined in the Smith Agreement), then:

(i) Beginning on the six-month anniversary of the date of Ms. Smith’s termination of employment, Ms. Smith shall receive a monthly amount equal to one-twelfth ( 1/12) the rate of her annual base salary in effect immediately preceding such termination for twelve (12) months.

(ii) Ms. Smith shall receive a payment in cash on the date her employment terminates equal to greater of: (y) the amount of the average annual cash bonus paid or payable to her in respect of each of the three (3) fiscal years of the Company prior to the fiscal year in which her employment terminates (or such average over the shorter period of Ms. Smith’s employment, if applicable), or (z) the amount of the target bonus opportunity contemplated in the Smith Agreement.

(iii) On or before Ms. Smith’s last day of employment with the Company , the Company shall pay to Ms. Smith a cash amount equal to a pro-rated portion of Ms. Smith’s then annual bonus for the fiscal year in which Ms. Smith is terminated that is equal to the greater of: (y) the amount of the annual cash bonus earned by her through her date of termination, or (z) the amount of her target bonus opportunity.

(iv) If Ms. Smith elects health insurance continuation under COBRA, Ms. Smith will receive premium reimbursement at the COBRA rate for up to twelve (12) months.

In the event a Change of Control occurs, and Ms. Smith’s employment is terminated either by Company other than for Cause or by Ms. Smith for Good Reason, in each case within thirty (30) months after the occurrence of such Change of Control, then the Company’s obligations are as follows:

(i) On or before Ms. Smith’s last day of employment with the Company, the Company shall pay to Ms. Smith a cash amount equal to the aggregate total of an eighteen (18) month continuation of her annual base salary.

(ii) On or before Ms. Smith’s last day of employment with the Company, the Company shall pay to Ms. Smith a cash amount equal to one and one-half (1  1/2) times the greater of: (y) the amount of the average annual cash bonus paid or payable to her in respect of each of the three (3) fiscal years of the Company prior to the fiscal year in which her employment terminates (or such average over the shorter period of Ms. Smith’s employment, if applicable), or (z) the amount of her target bonus opportunity.

(iii) On or before Ms. Smith’s last day of employment with the Company, the Company shall pay to Ms. Smith as compensation for services rendered to the Company a cash amount equal to a pro-rated portion of Ms. Smith’s then annual bonus contemplated in the Smith Agreement for the fiscal year in which Ms. Smith is terminated that is equal to the greater of: (y) the amount of the annual cash bonus earned by her through her date of termination, or (z) the amount of her target bonus opportunity.

(iv) If Ms. Smith elects health insurance continuation under COBRA, Ms. Smith will receive premium reimbursement at the COBRA rate for up to eighteen (18) months.

(v) In the event of Ms. Smith’s termination of employment, Ms. Smith will be entitled to receive reimbursement from the Company for reasonable out-placement service expenses for up to two years.

(vi) Any benefits paid by the Company upon the occurrence of a Change of Control, will be grossed up by the Company as necessary to protect Ms. Smith from paying any excise taxes that may result from such benefits.

The severance obligations of the Company to Ms. Smith are conditioned upon Ms. Smith’s signing a release of claims in a form satisfactory to the Company within sixty (60) days of the date she receives or gives notice of termination of her employment or the date she receives said release of claims from the Company, whichever is later, and upon her not revoking the release of claims thereafter. The severance obligations are further conditioned on Ms. Smith’s compliance with all restrictive covenants regarding confidential information, non-competition, non-solicitation and ownership of intellectual property as set forth in the Smith Agreement.

The Smith Agreement terminates upon death of Ms. Smith; provided, however, that in such event the Company shall pay to the estate of Ms. Smith her compensation including salary and accrued target bonus, if any, which otherwise would be payable to Ms. Smith through the end of the month in which her death occurs.

The Company may terminate Ms. Smith’s employment under the Smith Agreement, after having established Ms. Smith’s disability (as defined in the Smith Agreement), by giving to Ms. Smith written notice of its intention to terminate her employment for disability and her employment with the Company shall terminate effective on the 120th day after receipt of such notice if within 120 days after such receipt Ms. Smith shall fail to return to the full-time performance of the essential functions of her position.

The Wilkin Employment Agreement and the Smith Employment Agreement are attached hereto as exhibits 10.1 and 10.2 respectively and are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(c) Exhibits

The following are filed as Exhibits to this Report.

Exhibit No.	Description of Exhibit

10.1	Amended and Restated Employment Agreement between Optical Cable Corporation and Neil D. Wilkin, Jr. dated April 11, 2011 (FILED HEREWITH)

10.2	Amended and Restated Employment Agreement between Optical Cable Corporation and Tracy G. Smith. dated April 11, 2011 (FILED HEREWITH)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OPTICAL CABLE CORPORATION

By:	/s/ TRACY G. SMITH
Name:	Tracy G. Smith
Title:	Senior Vice President and Chief Financial Officer

Dated: April 15, 2011